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                                                                    EXHIBIT 3.20

                         LES PROPRIETES SUPERCLUB INC.
                                GENERAL BY-LAWS
                                   BY-LAW ONE
                                  SHAREHOLDERS

ARTICLE 1. ANNUAL MEETINGS The annual meeting of shareholders of the Company shall be held at such place, on such date and at such time as the Board of Directors may determine from time to time. Annual meetings of shareholders may be called at any time by order of the Board of Directors, the Chairman of the Board or, provided they are directors of the Company, the President or any Vice-President.

ARTICLE 2. SPECIAL GENERAL MEETINGS Special general meetings of shareholders shall be held at such place, on such date and at such time as the Board of Directors may determine from time to time or at any place where all the shareholders of the Company entitled to vote thereat are present in person or represented by proxy or at such other place as all the shareholders of the Company shall approve in writing.

    Special general meetings of shareholders may be called at any time by order of the Board of Directors, the Chairman of the Board or, provided they are directors of the Company, the President or any Vice-President.

ARTICLE 3. NOTICE OF MEETING Notice specifying the place, date, time and purpose of any meeting of shareholders shall be given to all the shareholders entitled thereto at least 21 days but not more than 50 days prior to the date fixed for the meeting. The notice may be mailed, postage prepaid, to the shareholders at their respective addresses as they appear on the books of the Company or delivered by hand or transmitted by any means of telecommunication.

    If the convening of a meeting of shareholders is a matter of urgency, notice of such meeting may be given not less than 48 hours before such meeting is to be held.

    In the case of joint holders of a share, the notice of meeting shall be given to that one of them whose name stands first in the books of the Company and notice so given shall be sufficient notice to all the joint holders.

    Irregularities in the notice or in the giving thereof as well as the unintentional omission to give notice to, or the non-receipt of any such notice by, any of the shareholders shall not invalidate any action taken by or at any such meeting.

ARTICLE 4. CHAIRMAN The Chairman of the Board or, in his absence, the President, if he is a director, or, in his absence, one of the Vice-Presidents who is a director of the Company (to be designated by the meeting in the event of more than one such Vice-President being present) shall preside at all meetings of shareholders. If all of the aforesaid officers be absent or decline to act, the persons present and entitled to vote may choose one of their number to act as chairman of the meeting. In the event of an equality of votes, the chairman of any meeting shall not be entitled to a casting vote in respect of any matter submitted to the vote of the meeting.

ARTICLE 5. QUORUM, VOTING AND ADJOURNMENTS The holder or holders of not less than 30% of the outstanding shares of the share capital of the Company carrying voting rights at such meeting, present in person or represented by proxy, shall constitute a quorum for any meeting of shareholders of the Company.

    The acts of the holders of a majority of the shares so present or represented and carrying voting rights thereat shall be the acts of all the shareholders except as to matters on which the vote or consent of the holders of a greater number of shares is required or directed by the laws governing the Company, the constituting act or the by-laws of the Company.

    Should a quorum not be present at any meeting of shareholders, those present in person and entitled to be counted for the purpose of forming a quorum shall have power to adjourn the meeting from time to time and from place to place without notice other than announcement at the meeting until a quorum shall be present. At any such adjourned meeting, provided a quorum is present, any business may be transacted which might have been transacted at the meeting adjourned.

ARTICLE 6. RIGHT TO VOTE AND PROXY At all meetings of shareholders, each shareholder present and entitled to vote thereat shall have on a show of hands one vote and, upon a poll, each shareholder present in person
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or represented by proxy shall be entitled to one vote for each share carrying voting rights registered in his name in the books of the Company unless, under the terms of the constituting act some other scale of voting is fixed, in which event such scale of voting shall be adopted. Any shareholder or proxy may demand a ballot (either before or on the declaration of the result of a vote upon a show of hands) in respect of any matter submitted to the vote of the shareholders.

    In the case of joint holders of a share, the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the books of the Company.

ARTICLE 7. SCRUTINEERS The chairman at any meeting of shareholders may appoint one or more persons, who need not be shareholders, to act as scrutineer or scrutineers at the meeting.

ARTICLE 8. ADDRESSES OF SHAREHOLDERS Every shareholder shall furnish to the Company an address to which all notices intended for such shareholder shall be given, failing which, any such notice may be given to him at any other address appearing on the books of the Company. If no address appears on the books of the Company, such notice may be sent to such address as the person sending the notice may consider to be the most likely to result in such notice promptly reaching such shareholder.

                                   BY-LAW TWO
                               BOARD OF DIRECTORS

ARTICLE 1. ELECTION OF DIRECTORS AND TERM OF OFFICE Except as herein otherwise provided, each director shall be elected at an annual meeting of shareholders or at any special general meeting of shareholders called for that purpose, by a majority of the votes cast in respect of such election. It shall not be necessary that the voting for the election of directors of the Company be conducted by ballot unless voting by ballot is requested by a shareholder or proxy. Each director so elected shall hold office until the election of his successor unless he shall resign or his office become vacant by death, removal or other cause.

ARTICLE 2. ACTS OF DIRECTORS All acts done by the directors or by any person acting as a director, until their successors have been duly elected or appointed, shall, notwithstanding that it be afterwards discovered that there was some defect in the election of the directors or such person acting as aforesaid or that they or any of them were disqualified, be as valid as if the directors or such other person, as the case may be, had been duly elected and were qualified to be directors of the Company.

ARTICLE 3. POWER TO ALLOT STOCK AND GRANT OPTIONS Subject to the provisions of the constituting act of the Company, the shares of the Company shall be at all times under the control of the directors who may by resolution, from time to time, accept subscriptions, allot, issue, grant options in respect of or otherwise dispose of the whole or any part of the unissued shares of the share capital of the Company on such terms and conditions, for such consideration not contrary to law or to the constituting act of the Company and at such times prescribed in such resolutions. The directors may, from time to time, make calls upon the shareholders in respect of any moneys unpaid upon their shares. Each shareholder shall pay the amount called on his shares at the time and place fixed by the directors.

ARTICLE 4. POWER TO DECLARE DIVIDENDS The directors may from time to time as they may deem advisable, declare and pay dividends out of any funds available for dividends to the shareholders according to their respective rights and interest therein.

    Any dividend may be paid by cheque or warrant made payable to and mailed to the address on the books of the Company of the shareholder entitled thereto and in the case of joint holders to that one of them whose name stands first in the books of the Company, and the mailing of such cheque or warrant shall constitute payment unless the cheque or warrant is not paid upon presentation.

ARTICLE 5. PLACE OF MEETINGS AND NOTICES All meetings of the Board of Directors shall be held at such place, on such date and at such time as may be determined from time to time by the Board of Directors or at any place where all the directors are present.

    Any meeting of the Board of Directors may be called at any time by or on the order of the Chairman of the Board or, provided they are directors of the Company, the President or any Vice-President or by any two directors.

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    Notice specifying the place, date and time of any meeting of the Board of
Directors shall be given to each of the directors at least 72 hours prior to the date fixed for such meeting. The notice may be mailed, postage prepaid, to each director at his residence or usual place of business, or delivered by hand or transmitted by any means of telecommunication.

    In any case where the convening of a meeting of directors is a matter of urgency, notice of such meeting may be given not less than 3 hours before such meeting is to be held.

    Notwithstanding any other provisions of this ARTICLE 5, immediately after the annual meeting of shareholders in each year, a meeting of such of the newly elected directors as are then present shall be held, provided they shall constitute a quorum, without further notice, for the election or appointment of officers of the Company and the transaction of such other business as may come before them.

ARTICLE 6. CHAIRMAN The Chairman of the Board or, in his absence, the President, if he is a director, or, in his absence, one of the Vice-Presidents who is a director of the Company (to be designated by the meeting in the event of more than one such Vice-President being present) shall preside at all meetings of the directors. If all of the aforesaid officers are absent or decline to act, the directors present may choose one of their number to act as chairman of the meeting. In the event of an equality of votes, the chairman of any meeting shall be entitled to cast one vote as a director, but not a second or casting vote in respect of any matter submitted to the vote of the meeting.

ARTICLE 7. QUORUM Except when the Company has only one director, the directors may from time to time fix by resolution the quorum for meetings of directors, but until otherwise fixed, a majority of the directors in office shall constitute a quorum.

ARTICLE 8. VACANCIES AND RESIGNATION In the case of a vacancy occurring in the Board of Directors, the directors then in office, by the affirmative vote of a majority of said remaining directors, so long as a quorum of the Board remains in office, may from time to time and at any time fill such vacancy for the remainder of the term.

ARTICLE 9. SOLE DIRECTOR In the case where the Company has only one director, the acts that may be or are required to be taken by the Board of Directors or by two directors of the Company, under the Company's by-laws, may be taken by the sole director of the Company.

                                  BY-LAW THREE
                                    OFFICERS

ARTICLE 1. OFFICERS The directors shall elect or appoint a President, shall appoint a Secretary and may also elect or appoint as officers a Chairman of the Board, one or more Vice-Presidents, one or more Assistant-Secretaries, a Treasurer and one or more Assistant-Treasurers. Such officers shall be elected or appointed at the first meeting of the Board of Directors after each annual meeting of shareholders. There may also be appointed such other officers as the Board of Directors may from time to time deem necessary. Such officers shall respectively perform such duties, in addition to those specified in the by-laws of the Company, as shall from time to time be prescribed by the Board of Directors. The same person may hold more than one office, provided, however, that the same person shall not hold the office of President and Vice-President. None of such officers except the Chairman of the Board and the President, need be a director of the Company.

ARTICLE 2. CHAIRMAN OF THE BOARD The Chairman of the Board, if any, shall preside at all meetings of directors and shareholders of the Company and he shall have such other powers and duties as the Board of Directors may determine from time to time.

ARTICLE 3. PRESIDENT The President shall be the chief executive officer of the Company and shall exercise a general control of and supervision over its affairs. He shall have such other powers and duties as the Board of Directors may determine from time to time.

ARTICLE 4. VICE-PRESIDENT OR VICE-PRESIDENTS The Vice-President or Vice-Presidents shall have such powers and duties as may be determined by the Board of Directors from time to time. In case of the absence, disability, refusal or omission to act of the President, a Vice-President designated by the directors may exercise the powers and perform the duties of the President and, if such Vice-President exercises any of the powers or performs

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any of the duties of the President, the absence, disability, refusal or omission to act of the President shall be presumed.

ARTICLE 5. TREASURER AND ASSISTANT-TREASURERS The Treasurer shall have general charge of the finances of the Company. He shall render to the Board of Directors, whenever directed by the Board and as soon as possible after the close of each financial year, an account of the financial condition of the Company and of all his transactions as Treasurer. He shall have charge and custody of and be responsible for the keeping of the books of account required under the laws governing the Company. He shall perform all the acts incidental to the office of Treasurer or as may be determined by the Board of Directors from time to time.

    Assistant-Treasurers shall perform any of the duties of the Treasurer delegated to them from time to time by the Board of Directors or by the Treasurer.

ARTICLE 6. SECRETARY AND ASSISTANT-SECRETARIES The Secretary shall attend to the giving of all notices of the Company and shall keep the records of all meetings and resolutions of the shareholders and of the Board of Directors in a book to be kept for that purpose. He shall keep in safe custody the seal of the Company, if any. He shall have charge of the books containing the names and addresses of the shareholders and directors of the Company and such other books and papers as the Board of Directors may direct. He shall perform such other duties incidental to his office or as may be required by the Board of Directors from time to time.

    Assistant-Secretaries shall perform any of the duties of the Secretary delegated to them from time to time by the Board of Directors or by the Secretary.

ARTICLE 7. SECRETARY-TREASURER Whenever the Secretary shall also be the Treasurer he may, at the option of the Board of Directors, be designated the "Secretary-Treasurer".

ARTICLE 8. REMOVAL The Board of Directors may, subject to the law and the provisions of any contract, remove and discharge any officer of the Company at any meeting called for that purpose and may elect or appoint any other person.

                                  BY-LAW FOUR
                                 SHARE CAPITAL

ARTICLE 1. SHARE CERTIFICATES Certificates representing shares of the share capital of the Company shall be approved by the Board of Directors. Share certificates shall bear the signatures of two directors or two officers of the Company or of one director and one officer of the Company. Such signatures may be engraved, lithographed or otherwise mechanically reproduced thereon. Any certificate bearing the facsimile reproduction of the signature of any of such authorized persons shall be deemed to have been manually signed by him and shall be as valid to all intents and purposes as if it had been manually signed, notwithstanding that the person whose signature is so reproduced shall, at the time that the certificate is issued or on the date of such certificate, have ceased to be an officer or director of the Company, as the case may be.

ARTICLE 2. TRANSFER OF SHARES A register of transfers containing the date and particulars of all transfers of shares of the share capital of the Company shall be kept either at the head office or at such other office of the Company or at such other place in the Province of Quebec as may be determined, from time to time, by resolution of the Board of Directors. One or more branch registers of transfers may be kept at any office of the Company or any other place within the Province of Quebec or elsewhere as may from time to time be determined by resolution of the Board of Directors. The date and particulars of all transfers of shares contained in a branch register of transfers must also be entered in the register of transfers. Such register of transfers and branch registers of transfers shall be kept by the Secretary or by such other officer or officers as may be specially charged with this duty or by such agent or agents as may be appointed from time to time for that purpose by resolution of the Board of Directors.

    Entry of the transfer of any share of the share capital of the Company may be made in the register of transfers or in a branch register of transfers regardless of where the certificate representing the share to be transferred shall have been issued.

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    If the shares of the share capital of the Company to be transferred are represented by a certificate, the transfer of such shares shall not be entered in the register of transfers or the branch register of transfers, unless or until the certificate representing the shares to be transferred has been duly endorsed and surrendered for cancellation.

ARTICLE 3. CLOSING OF BOOKS The Board of Directors may, from time to time, by resolution close the register of transfers and the branch registers of transfers, if any, for any time or times not exceeding in the whole 60 days in each financial year of the Company on giving notice by advertisement in a newspaper published in the place where the register of transfers is kept and in a newspaper published in the place where each of the branch registers of transfers is kept. The Board of Directors may by resolution fix in advance a date not exceeding 60 days preceding the date of any meeting of shareholders of the Company or the date for the payment of any dividend or the date for the allotment of any rights as a record date for the determination of the shareholders entitled to receive notice of any such meeting or to receive payment of any such dividend or to be allotted any such rights. Only shareholders of record on the record date so fixed shall be entitled to receive such notice or to receive payment of such dividend or to be allotted such rights, as the case may be, notwithstanding any transfer of any shares on the books of the Company after such record date.

ARTICLE 4. TRANSFER AGENTS AND REGISTRARS The Board of Directors may appoint or remove from time to time transfer agents or registrars of transfers of shares of the share capital of the Company and, subject to the laws governing the Company, make regulations generally, from time to time, with reference to the transfer of the shares of the share capital of the Company. Upon any such appointment being made, all certificates representing shares of the share capital of the Company thereafter issued shall be countersigned by one of such transfer agents or one of such registrars of transfers and shall not be valid unless so countersigned.

                                  BY-LAW FIVE
                                 FINANCIAL YEAR

    The financial year of the Company shall end on December 31 in each year. Such date may, however, be changed from time to time by resolution of the Board of Directors.

                                   BY-LAW SIX
                                   CONTRACTS

    All contracts, deeds, agreements, documents, bonds, debentures and other instruments requiring execution by the Company may be signed by two directors or two officers of the Company or by one director and one officer of the Company or by such persons as the Board of Directors may otherwise authorize from time to time by resolution. Any such authorization may be general or confined to specific instances. Save as aforesaid or as otherwise provided in the by-laws of the Company, no director, officer, agent or employee shall have any power or authority to bind the Company under any contract or obligation or to pledge its credit.

    The Company may transact business with one or more of its directors or with any firm of which one or more of its directors are members or employees or with any corporation or association of which one or more of its directors are shareholders, directors, officers or employees. The director who has an interest in such transaction shall disclose it to the Company and to the other directors making a decision in respect of such transaction and shall abstain from discussing and voting on the question except if his vote is required to bind the Company in respect of such transaction.

                                  BY-LAW SEVEN
                                  DECLARATIONS

    Any director or officer of the Company or any other person nominated for that purpose by any director or officer of the Company is authorized and empowered to give instructions to an attorney to appear and make answer for and on behalf and in the name of the Company to all writs, orders and interrogatories upon articulated facts issued out of any court and to declare for and on behalf and in the name of the Company any answer to writs of attachment by way of garnishment in which the Company is garnishee. Any director, officer or person so nominated is authorized and empowered to make all affidavits and sworn declarations in connection therewith or in connection with any and all judicial proceedings to which the Company is a party and to instruct an attorney to make demands of abandonment or petitions for winding-up or bankruptcy orders upon any debtor of the Company

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and to attend and vote at all meetings of creditors of the Company's debtors and grant proxies in connection therewith. Any such director, officer or person is authorized to appoint by general or special power or powers of attorney any person or persons, including any person other than those directors, officers and persons hereinbefore mentioned, as attorney or attorneys of the Company to do any of the foregoing things.

                                  BY-LAW EIGHT
                                      SEAL

    The seal of the Company, if any, may be affixed by any director or officer of the Company or by any person designated by such director or officer.

ENACTED July 9, 2004.

Witness the signatures of the President
and the Secretary of the Company.

President                                                 Secretary
/s/ RICHARD SOLY                                          /s/ CLAUDINE TREMBLAY
------------------------------------------                ------------------------------------------
Richard Soly                                              Claudine Tremblay

                                       6
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                                  BY-LAW NINE
                               GENERAL BORROWING

    The directors of the company may, from time to time, or when they deem expedient:

    (a) borrow money and obtain advances on the credit of the company from any bank, corporation, firm, association or person at the time and for amounts subject to the extent and terms that are deemed appropriate by the board of directors;

    (b) restrict or increase the amount to borrow;

    (c) issue, or cause to be issued, obligations, or other borrowing or undertaking of the company and pledge or sell the same for such sums, subject to the terms and conditions deemed appropriate by the board of directors;

    (d) hypothecate, all or part of the property, movable or immovable, present or future, of the company in order to ensure payment of such obligations or other borrowing or undertakings of the company, or assign only a part of these guarantees for the same purposes;

    (e) hypothecate, or otherwise charge in any manner whatsoever all or part of the property, movable or immovable, present or future, of the company or assign the various guarantees in order to ensure payment of any borrowing other than issued obligations or other undertakings of the company, as well as payment or execution of other debts, contracts and commitments of the company;

    (f) as guarantee for any discounts, overdrafts, loans, credit, advances or other debts or obligations of the company in favour of any bank, corporation, firm or person, including interest accruing therefrom, hypothecate and pledge to any bank, corporation, firm or person, all or part of the property, movable or immovable, present or future, of the company and give guarantees acceptable to any bank according to the Banking Law and renew, modify, vary or substitute such guarantees from time to time, with powers to contract all promissory notes authorizing such guarantees according to the Banking Law, regarding any debt contracted or to be contracted by the company to any bank.

    (g) delegate some or all of the powers mentioned above to such officers, or directors of the company, to the extent and according to the terms set out by the board of directors; and the powers to borrow and to issue guarantees conferred by the present are considered as permanent powers and shall remain in force after their first exercise. These powers may therefore be exercised from time to time as long as the present by-law has not been repealed and notice of such has not been confirmed by writing.

    ENACTED July 9, 2004.

    Witness the signatures of the President
    and the Secretary of the Company.

    President                                               Secretary
    /s/ RICHARD SOLY                                        /s/ CLAUDINE TREMBLAY
    ----------------------------------------                ----------------------------------------
    Richard Soly                                            Claudine Tremblay

                                       7
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                                 [Translation]

                         LES PROPRIETES SUPERCLUB INC.
                                (the "Company")

                BY-LAW AUTHORIZING THE AMENDMENT OF THE ARTICLES
                                 OF THE COMPANY

                                     being

                              BY-LAW NUMBER 2004-1

BE IT ENACTED AND IT IS HEREBY ENACTED AS BY-LAW NO. 2004-1 OF THE COMPANY AS
FOLLOWS:

    1. This by-law authorizes the amendment to the articles of the Company, of which are more fully described in Schedule I, Schedule II and
       Schedule III, respectively attached hereto, which forms an integral part hereof.

    2. Pursuant to this by-law, the President and the Secretary of the Company are authorized and instructed and have the power to sign this by-law for and on behalf of the Company and their signature hereto shall be deemed conclusive evidence of the approval of this by-law by the board of directors and the shareholder of the Company.

    3. Any director or officer of the Company is hereby authorized and has the power to sign and deliver, for and on behalf of the Company, all such deeds, documents, contracts and agreements, to make any representation, to deliver or have delivered any certificate and to do such other acts and things as he or she may deem necessary, in his or her full discretion, to give effect to this by-law, including, without limitation, the filing of articles of amendment to give effect to the creation of the preferred shares, as provided in this by-law.

By-law number 2004-1, adopted and signed on July 9, 2004.

/s/ RICHARD SOLY                                          /s/ CLAUDINE TREMBLAY
------------------------------------------                ------------------------------------------
Richard Soly                                              Claudine Tremblay
President                                                 Secretary

                                   SCHEDULE I

                                RELATING TO THE

                                 SHARE CAPITAL

The share capital of the Company shall consist of an unlimited number of shares of ten (10) classes, which shall carry the following rights, privileges, conditions and restrictions:

CLASS "A" SHARES: The number of Class "A" Shares is unlimited; Class "A" Shares shall have no par value and shall carry the following rights, privileges, conditions and restrictions:

    (1) DIVIDEND AND PARTICIPATION. Subject to the rights and privileges conferred by the other classes of shares, the holders of Class "A" Shares, together with the holders of Class "B" Shares, shall be entitled to:

       (a) participate in the property, profits and asset surplus of the Company and, for that purpose, receive any dividend declared by the Company; and

       (b) share the remaining property of the Company upon liquidation or winding-up.

    (2) RESTRICTION.  In addition to the restrictions set forth in
       Section 123.70 of the COMPANIES ACT (Quebec), the Company may not pay any dividend on Class "A" Shares or purchase any such shares by agreement if, as a result thereof, the realizable value of the net assets of the Company is insufficient to redeem the Class "D," Class "E-1," Class "E-2," Class "E-3" and Class "E-4" Shares.

    (3) VOTING RIGHT. The holders of Class "A" Shares shall be entitled to vote at all meetings of shareholders of the Company, and each Class "A" Share shall entitle the holder thereof to one (1) vote, except at meetings where only the holders of another class of shares are entitled to vote.

CLASS "B" SHARES: The number of Class "B" Shares is unlimited; Class "B" Shares shall have no par value and shall carry the following rights, privileges, conditions and restrictions:

    (1) DIVIDEND AND PARTICIPATION. Subject to the rights and privileges conferred by the other classes of shares, the holders of Class "B" Shares, together with the holders of Class "A" Shares, shall be entitled to:

       (a) participate in the property, profits and asset surplus of the Company and, for that purpose, receive any dividend declared by the Company; and

       (b) share the remaining property of the Company upon liquidation or winding-up.

    (2) RESTRICTION.  In addition to the restrictions set forth in
       Section 123.70 of the COMPANIES ACT (Quebec), the Company may not pay any dividend on Class "B" Shares or purchase any such shares by agreement if, as a result thereof, the realizable value of the net assets of the Company is insufficient to redeem the Class "D," Class "E-1," Class "E-2," Class "E-3" and Class "E-4" Shares.

    (3) VOTING RIGHT. The holders of Class "B" Shares shall be entitled to vote at all meetings of shareholders of the Company, and each Class "B" Share shall entitle the holder thereof to one (1) vote, except at meetings where only the holders of another class of shares are entitled to vote.

    (4) EXCHANGE RIGHT. Subject to joint approval of the directors of the Company and the shareholders holding the majority of outstanding
       Class "D" Shares, the holders of Class "B" Shares shall be entitled, with respect to all or part of their shares, to require the Company, on demand, to issue one Class "D" Share in exchange for any Class "B" Share, pro-rated as follows: the conversion rate shall be one Class "D" Share for each Class "B" Share exchanged, and each new Class "D" Share shall be issued for an amount equal to the amount paid into the relevant subdivision of the issued and paid-up share capital account relating to the exchanged Class "B" Share.

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       If the holders of Class "B" Shares wish to exercise their exchange right, they shall deliver to the head office of the Company or to the office of its transfer agent a written notice indicating the number of Class "B" Shares they wish to exchange. The said notice shall be delivered together with the certificate representing the Class "B" Shares to be exchanged and shall bear the signature of the persons registered in the books of the Company as a holder of such Class "B" Shares, or the signature of their duly authorized agent. Once the Company receives such notice and the certificate representing the Class "B" Shares to be exchanged, the Company shall prepare a certificate representing the Class "D" Shares the Company issues in exchange for the said Class "B" Shares and, in the event of a partial exchange of the shares represented by the certificate delivered to the Company, the Company shall prepare, at no cost, a new certificate representing the Class "B" Shares not to be exchanged.

       The Class "B" Shares exchanged shall be automatically cancelled on the date of exchange, and, pursuant to the provisions of Sections 123.50 and 123.51 of the COMPANIES ACT (Quebec), the Company shall change the subdivisions of its issued and paid-up share capital account relating to the Class "B" and Class "D" Shares.

CLASS "C" SHARES: The number of Class "C" Shares is unlimited; Class "C" Shares shall have no par value and shall carry the following rights, privileges, conditions and restrictions:

    (1) DIVIDEND AND PARTICIPATION. The holders of Class "C" Shares shall not participate in the profits or the asset surplus of the Company and, for that purpose, shall not be entitled to receive any dividend declared by the Company.

    (2) REPAYMENT. If, for any reason, including in the event of dissolution, liquidation or winding-up of the Company, whether or not voluntary, the assets of the Company are distributed, the holders of Class "C" Shares shall be entitled, in preference to the holders of any other class of shares, to repayment of the amount paid into the subdivision of the issued and paid-up share capital account relating to the Class "C" Shares.

    (3) VOTING RIGHT. The holders of Class "C" Shares shall be entitled to vote at all meetings of shareholders of the Company, and each Class "C" Share shall entitle the holder thereof to one (1) vote, except at meetings where only the holders of another class of shares are entitled to vote.

    (4) AUTOMATIC REDEMPTION. Subject to the provisions of Section 123.54 of the COMPANIES ACT (Quebec), the Company shall automatically redeem the Class "C" Shares a shareholder holds upon such shareholder's death. The Company shall have thirty (30) days from the date of death to pay to the testamentary executors or administrators of the estate of the deceased a price equal to the amount paid for such shares into the subdivision of the issued and paid-up share capital account relating to the Class "C" Shares, upon receipt of the certificates representing the redeemed shares.

       The Class "C" Shares so redeemed shall be cancelled on the date of redemption, and, pursuant to the provisions of Section 123.51 of the COMPANIES ACT (Quebec), the Company shall reduce the subdivision of its issued and paid-up share capital account relating to the Class "C" Shares.

    (5) RIGHT TO PURCHASE. Subject to the provisions of Section 123.56 of the COMPANIES ACT (Quebec), the Company may, as and when it sees fit, without giving notice and without taking into consideration the other classes of shares, purchase by agreement and at the best possible price all or part of the outstanding Class "C" Shares; however, such purchase price shall never exceed the redemption price mentioned in Section (4) above.

       The Class "C" Shares purchased shall be automatically cancelled on the date of purchase, and, pursuant to the provisions of Section 123.51 of the COMPANIES ACT (Quebec), the Company shall reduce the subdivision of its issued and paid-up share capital account relating to the Class "C" Shares.

CLASS "D" SHARES: The number of Class "D" Shares is unlimited; Class "D" Shares shall have no par value and shall carry the following rights, privileges, conditions and restrictions:

    (1) DIVIDEND. Where the Company declares a dividend, the holders of Class "D" Shares shall be entitled to receive up to and not exceeding the declared dividend, in preference to the holders of Class "A," Class "B," Class "E-1," Class "E-2," Class "E-3," Class "E-4" and Class "F" Shares and from the funds set aside for payment of dividends, a non-cumulative preferential monthly dividend at the rate of one percent (1%) per month, calculated on the "Redemption Value" (as defined in Section (5) below) of the Class "D" Shares. The Company may not declare such dividends for more than one month at a time, and the directors shall be responsible for determining the date, time and terms of payment of such dividends.

    (2) REPAYMENT. If, for any reason, including in the event of dissolution, liquidation or winding-up of the Company, whether or not voluntary, the assets of the Company are distributed, the holders of Class "D" Shares shall be entitled, in preference to the holders of Class "A," Class "B," Class "E-1," Class "E-2," Class "E-3," Class "E-4" and Class "F" Shares, but subsequent to the holders of Class "C" Shares, to receive payment of the "Redemption Value" (as defined in Section (5) below) of the Class "D" Shares, to which shall be added the amount of any declared but unpaid dividends on the Class "D" Shares.

    (3) ADDITIONAL PARTICIPATION. The Class "D" Shares shall not carry any further right to participate in the property, profits or asset surplus of the Company.

    (4) VOTING RIGHT. Subject to the provisions of the COMPANIES ACT (Quebec), the holders of Class "D" Shares shall not, as such, be entitled to receive notice of, attend or vote at the meetings of shareholders of the Company.

    (5) REDEMPTION RIGHT. Subject to the provisions of Section 123.54 of the COMPANIES ACT (Quebec), the holders of Class "D" Shares shall be entitled, at any time and upon written request, to require the Company to redeem all or part of their shares at a price equal to the amount paid for the said shares into the subdivision of the issued and paid-up share capital account relating to the Class "D" Shares, plus a premium equal to the difference between the amount paid for such shares into the subdivision of the issued and paid-up share capital account relating to the Class "D" Shares and the fair market value of the Class "B" Shares at the time of their exchange for Class "D" Shares.

       The redemption price thus determined shall constitute the "Redemption Value" of the Class "D" Shares, to which shall be added the amount of any declared but unpaid dividends on such Class "D" Shares. The Company and the holders of Class "D" Shares shall rely on the fair market value of the Class "B" Shares at the time of their exchange for Class "D" Shares when determining the value of the aforesaid premium.

       In the event of a disagreement with the federal or provincial department of revenue, the appraisal by such department of the fair market value of the Class "B" Shares at the time of exchange shall prevail, and the amount of the premium shall be adjusted accordingly, if the department provides the Company and the holder of Class "D" Shares with the opportunity to contest the appraisal with the department or before the courts. Where the federal and provincial appraisals differ, the amount of the premium shall be equal to the lowest of the appraisals established in accordance with an undisputed assessment or a final judgment, as the case may be.

       The Class "D" Shares redeemed at the request of a shareholder shall be cancelled on the date of redemption, and, pursuant to the provisions of
       Section 123.51 of the COMPANIES ACT (Quebec), the Company shall reduce the subdivision of its issued and paid-up share capital account relating to the Class "D" Shares.

    (6) RIGHT TO PURCHASE. Subject to the provisions of Section 123.56 of the COMPANIES ACT (Quebec), the Company may, as and when it sees fit, without giving notice and without taking into consideration the other classes of shares, purchase by agreement and at the best possible price all or part of the outstanding Class "D" Shares. However, such purchase price shall never exceed the redemption price mentioned in Section (5) above or the realizable value of the net assets of the Company.

       The Class "D" Shares purchased shall be automatically cancelled on the date of purchase, and, pursuant to the provisions of Section 123.51 of the COMPANIES ACT (Quebec), the Company shall reduce the subdivision of its issued and paid-up share capital account relating to the Class "D" Shares.

CLASS "E-1" SHARES: The number of Class "E-1" Shares is unlimited; Class "E-1" Shares shall have no par value and shall carry the following rights, privileges, conditions and restrictions:

    (1) DIVIDEND. Where the Company declares a dividend, each holder of Class "E-1" Shares shall be entitled to receive up to and not exceeding the declared dividend, on a PARI PASSU basis with the holders of Class "E-2," Class "E-3" and Class "E-4" Shares, in preference to the holders of Class "A," Class "B" and Class "F" Shares, but subsequent to the holders of Class "D" Shares and from the funds set aside for payment of dividends, a maximum non-cumulative preferential monthly dividend at the rate of one and twenty-five one hundredths of one percent (1.25%) per month, calculated on the redemption value (as defined in Sections (5) and (6) below) of the Class "E-1" Shares. The directors shall be responsible for determining the time and terms of payment of such dividend.

    (2) REPAYMENT. If, for any reason, including in the event of dissolution, liquidation or winding-up of the Company, whether or not voluntary, some or all of the assets of the Company are distributed to the shareholders, each holder of Class "E-1" Shares shall be entitled, on a PARI PASSU basis with the holders of Class "E-2," Class "E-3" and Class "E-4" Shares, in preference to the holders of Class "A," Class "B" and Class "F" Shares, but subsequent to the holders of Class "C" and Class "D" Shares, to receive payment of the redemption value (as defined in Sections (5) and (6) below) of the Class "E-1" Shares, to which shall be added the amount of any declared but unpaid dividends on the Class "E-1" Shares.

       If the assets of the Company are insufficient to pay the full amount owing to the holders of Class "E-1" Shares in accordance with the foregoing, the said holders of Class "E-1" Shares shall share the assets of the Company on a pro-rata basis according to the number of Class "E-1" Shares they hold.

    (3) ADDITIONAL PARTICIPATION. The Class "E-1" Shares shall not carry any further right to participate in the property, profits or asset surplus of the Company.

    (4) VOTING RIGHT. Subject to the provisions of the COMPANIES ACT (Quebec), the holders of Class "E-1" Shares shall not, as such, be entitled to receive notice of, attend or vote at the meetings of shareholders of the Company.

    (5) RETRACTION RIGHT. Subject to the provisions of the COMPANIES ACT (Quebec), each holder of Class "E-1" Shares shall be entitled, at any time and at such holder's discretion, upon written notice, to require the Company to redeem all or part of such holder's shares at a price equal to the redemption price plus an amount equal to any dividends declared thereon but unpaid up to the date on which such redemption is to take place; such aggregate amount shall be referred to hereinafter as the "Aggregate Redemption Price." The shares shall be redeemed in accordance with the procedure established below.

    (6) RETRACTION PROCEDURE. To exercise the retraction right set forth above, the holder of Class "E-1" Shares shall surrender to the Company, at its head office, the certificate(s) representing the Class "E-1" Shares such holder wishes to have redeemed by the Company, together with a written request indicating whether all or a specific number of shares represented by the certificate(s) shall be redeemed by the Company on the retraction date chosen by the Company (which date shall not be more than 30 days after the date on which the Company receives the written request) or on any other date on which the Company and the holder of Class "E-1" Shares may agree. The Company shall redeem the Class "E-1" Shares duly tendered in accordance with the retraction privilege set forth above at a price equal to the Aggregate Redemption Price. Surrender of the certificate(s) by a holder of Class "E-1" Shares in accordance with this Section shall be irrevocable, unless the Company fails to duly pay to such holder the Aggregate Redemption Price on or before the retraction date. If the Company fails to make such payment on or before the retraction date, the Company shall immediately thereafter return to the holder the certificate(s) the holder has surrendered. If the holder of Class "E-1" Shares tenders only part of the Class "E-1" Shares represented by the certificate(s) for the purposes of redemption in accordance with the aforementioned retraction privilege, the Company shall issue and deliver, at the Company's expense, a new certificate representing the Class "E-1" Shares that have not been tendered for redemption.

       On the retraction date, the Aggregate Redemption Price shall be paid by cheque drawn in Canadian funds, at par, on any branch in Canada of the Company's bank or by any other form of consideration deemed acceptable by the holders of Class "E-1" Shares. Once payment has been made, the Class "E-1" Shares for which payment has been made shall be redeemed. From the retraction date, the Class "E-1" Shares redeemed shall no longer entitle the holders thereof to receive any dividends or to otherwise participate in a distribution of the assets of the Company, and the holders of such shares shall no longer be entitled to exercise any other rights of holders of Class "E-1" Shares, unless payment of the Aggregate Redemption Price has not been made on the retraction date, in which case the rights of the holders of Class "E-1" Shares shall remain unchanged.

       For the purposes of this Section, the redemption price shall be, at all times (the "Relevant Time"), for any Class "E-1" Share to be redeemed, the amount equal to the aggregate consideration (calculated as provided for below) received for such share. The consideration represents the equivalent in cash or any other form of consideration deemed acceptable by the holder of Class "E-1" Shares of the fair market value of the consideration received for the Class "E-1" Shares, calculated at the time the said Class "E-1" Shares are issued, which calculation shall be made as soon as possible by the board of directors of the Company and, in any event, no later than 180 days following issuance thereof; however, if a holder of Class "E-1" Shares expresses disagreement with such calculation in a written notice delivered to the Secretary of the Company no later than 30 days following the date on which the Company notifies the holders of Class "E-1" Shares in writing that such calculation has been made, the calculation shall be made by the auditors of the Company or any other independent person appointed for that purpose by the board of directors of the Company. Any such calculation made by the board of directors of the Company, the auditors or any person thus appointed shall be binding upon the Company and all the holders of any class of shares of the Company.

       If, at any time after the Class "E-1" Shares have been issued, the Company, the auditors or any other independent person or any tax authority establishes that the fair market value (at the time the Class "E-1" Shares were issued), on a per share basis, of the consideration received at the time the Class "E-1" Shares were issued differs from the redemption price, the redemption price shall then be deemed to be, and to always have been, the fair market value (at the time the Class "E-1" Shares were issued), on a per share basis, of the consideration received at the time the Class "E-1" Shares were issued, as established by the Company, the auditors or any other independent person or any tax authority, as the case may be. If, before the redemption price provided for in the foregoing sentence is adjusted, the Company pays, in cash or any other form of consideration, to a holder of Class "E-1" Shares, in connection with a redemption, retraction or purchase of Class "E-1" Shares, a sum for the Class "E-1" Shares that differs from the adjusted redemption price, the holder or the Company, as the case may be, shall immediately pay to the holder or the Company, as the case may be, the difference between the amount paid in connection with the redemption, retraction or purchase and the adjusted redemption price.

       Moreover, if, at the time of the adjustment, dividends have already been declared and paid on the Class "E-1" Shares, such dividends shall be adjusted so as to reflect the adjustment to the redemption price.

    (7) RIGHT TO PURCHASE BY AGREEMENT. Subject to the provisions of the COMPANIES ACT (Quebec), the Company may, at any time, as and when it sees fit, without giving notice and without taking into consideration the other classes of shares, purchase by agreement and at the best possible price all or part of the issued and outstanding Class "E-1" Shares. However, such purchase price shall never exceed the Aggregate Redemption Price mentioned in Sections (5) and (6) above, or the book value of the net assets of the Company.

CLASS "E-2" SHARES: The number of Class "E-2" Shares is unlimited; Class "E-2" Shares shall have no par value and shall carry the following rights, privileges, conditions and restrictions:

    (1) DIVIDEND. Where the Company declares a dividend, each holder of Class "E-2" Shares shall be entitled to receive up to and not exceeding the declared dividend, on a PARI PASSU basis with the holders of Class

       "E-1," Class "E-3" and Class "E-4" Shares, in preference to the holders of Class "A," Class "B" and Class "F" Shares, but subsequent to the holders of Class "D" Shares and from the funds set aside for payment of dividends, a maximum non-cumulative preferential monthly dividend at the rate of one and fifty one hundredths of one percent (1.50%) per month, calculated on the redemption value (as defined in Sections (5) and (6) below) of the Class "E-2" Shares. The directors shall be responsible for determining the time and terms of payment of such dividend.

    (2) REPAYMENT. If, for any reason, including in the event of dissolution, liquidation or winding-up of the Company, whether or not voluntary, some or all of the assets of the Company are distributed to the shareholders, each holder of Class "E-2" Shares shall be entitled, on a PARI PASSU basis with the holders of Class "E-1," Class "E-3" and Class "E-4" Shares, in preference to the holders of Class "A," Class "B" and Class "F" Shares, but subsequent to the holders of Class "C" and Class "D" Shares, to receive payment of the redemption value (as defined in Sections (5) and (6) below) of the Class "E-2" Shares, to which shall be added the amount of any declared but unpaid dividends on the Class "E-2" Shares.

       If the assets of the Company are insufficient to pay the full amount owing to the holders of Class "E-2" Shares in accordance with the foregoing, the said holders of Class "E-2" Shares shall share the assets of the Company on a pro-rata basis according to the number of Class "E-2" Shares they hold.

    (3) ADDITIONAL PARTICIPATION. The Class "E-2" Shares shall not carry any further right to participate in the property, profits or asset surplus of the Company.

    (4) VOTING RIGHT. Subject to the provisions of the COMPANIES ACT (Quebec), the holders of Class "E-2" Shares shall not, as such, be entitled to receive notice of, attend or vote at the meetings of shareholders of the Company.

    (5) RETRACTION RIGHT. Subject to the provisions of the COMPANIES ACT (Quebec), each holder of Class "E-2" Shares shall be entitled, at any time and at such holder's discretion, upon written notice, to require the Company to redeem all or part of such holder's shares at a price equal to the redemption price plus an amount equal to any dividends declared thereon but unpaid up to the date on which such redemption is to take place; such aggregate amount shall be referred to hereinafter as the "Aggregate Redemption Price." The shares shall be redeemed in accordance with the procedure established below.

    (6) RETRACTION PROCEDURE. To exercise the retraction right set forth above, the holder of Class "E-2" Shares shall surrender to the Company, at its head office, the certificate(s) representing the Class "E-2" Shares such holder wishes to have redeemed by the Company, together with a written request indicating whether all or a specific number of shares represented by the certificate(s) shall be redeemed by the Company on the retraction date chosen by the Company (which date shall not be more than 30 days after the date on which the Company receives the written request) or on any other date on which the Company and the holder of Class "E-2" Shares may agree. The Company shall redeem the Class "E-2" Shares duly tendered in accordance with the retraction privilege set forth above at a price equal to the Aggregate Redemption Price. Surrender of the certificate(s) by a holder of Class "E-2" Shares in accordance with this Section shall be irrevocable, unless the Company fails to duly pay to such holder the Aggregate Redemption Price on or before the retraction date. If the Company fails to make such payment on or before the retraction date, the Company shall immediately thereafter return to the holder the certificate(s) the holder has surrendered. If the holder of Class "E-2" Shares tenders only part of the Class "E-2" Shares represented by the certificate(s) for the purposes of redemption in accordance with the aforementioned retraction privilege, the Company shall issue and deliver, at the Company's expense, a new certificate representing the Class "E-2" Shares that have not been tendered for redemption.

       On the retraction date, the Aggregate Redemption Price shall be paid by cheque drawn in Canadian funds, at par, on any branch in Canada of the Company's bank or by any other form of consideration deemed acceptable by the holders of Class "E-2" Shares. Once payment has been made, the Class "E-2" Shares for which payment has been made shall be redeemed. From the retraction date, the Class "E-2" Shares redeemed shall no longer entitle the holders thereof to receive any dividends or to otherwise participate in a distribution of the assets of the Company, and the holders of such shares shall no longer be entitled to exercise any other rights of holders of Class "E-2" Shares, unless payment of the Aggregate Redemption Price has not been made on the retraction date, in which case the rights of the holders of Class "E-2" Shares shall remain unchanged.

       For the purposes of this Section, the redemption price shall be, at all times (the "Relevant Time"), for any Class "E-2" Share to be redeemed, the amount equal to the aggregate consideration (calculated as provided for below) received for such share. The consideration represents the equivalent in cash or any other form of consideration deemed acceptable by the holder of Class "E-2" Shares of the fair market value of the consideration received for the Class "E-2" Shares, calculated at the time the said Class "E-2" Shares are issued, which calculation shall be made as soon as possible by the board of directors of the Company and, in any event, no later than 180 days following issuance thereof; however, if a holder of Class "E-2" Shares expresses disagreement with such calculation in a written notice delivered to the Secretary of the Company no later than 30 days following the date on which the Company notifies the holders of Class "E-2" Shares in writing that such calculation has been made, the calculation shall be made by the auditors of the Company or any other independent person appointed for that purpose by the board of directors of the Company. Any such calculation made by the board of directors of the Company, the auditors or any person thus appointed shall be binding upon the Company and all the holders of any class of shares of the Company.

       If, at any time after the Class "E-2" Shares have been issued, the Company, the auditors or any other independent person or any tax authority establishes that the fair market value (at the time the Class "E-2" Shares were issued), on a per share basis, of the consideration received at the time the Class "E-2" Shares were issued differs from the redemption price, the redemption price shall then be deemed to be, and to always have been, the fair market value (at the time the Class "E-2" Shares were issued), on a per share basis, of the consideration received at the time the Class "E-2" Shares were issued, as established by the Company, the auditors or any other independent person or any tax authority, as the case may be. If, before the redemption price provided for in the foregoing sentence is adjusted, the Company pays, in cash or any other form of consideration, to a holder of Class "E-2" Shares, in connection with a redemption, retraction or purchase of Class "E-2" Shares, a sum for the Class "E-2" Shares that differs from the adjusted redemption price, the holder or the Company, as the case may be, shall immediately pay to the holder or the Company, as the case may be, the difference between the amount paid in connection with the redemption, retraction or purchase and the adjusted redemption price.

       Moreover, if, at the time of the adjustment, dividends have already been declared and paid on the Class "E-2" Shares, such dividends shall be adjusted so as to reflect the adjustment to the redemption price.

    (7) RIGHT TO PURCHASE BY AGREEMENT. Subject to the provisions of the COMPANIES ACT (Quebec), the Company may, at any time, as and when it sees fit, without giving notice and without taking into consideration the other classes of shares, purchase by agreement and at the best possible price all or part of the issued and outstanding Class "E-2" Shares. However, such purchase price shall never exceed the Aggregate Redemption Price mentioned in Sections (5) and (6) above, or the book value of the net assets of the Company.

CLASS "E-3" SHARES: The number of Class "E-3" Shares is unlimited; Class "E-3" Shares shall have no par value and shall carry the following rights, privileges, conditions and restrictions:

    (1) DIVIDEND. Where the Company declares a dividend, each holder of Class "E-3" Shares shall be entitled to receive up to and not exceeding the declared dividend, on a PARI PASSU basis with the holders of Class "E-1," Class "E-2" and Class "E-4" Shares, in preference to the holders of Class "A," Class "B" and Class "F" Shares, but subsequent to the holders of Class "D" Shares and from the funds set aside for payment of dividends, a maximum non-cumulative preferential monthly dividend at the rate of one and seventy-five one hundredths of one percent (1.75%) per month, calculated on the redemption value (as defined in Sections (5) and (6) below) of the Class "E-3" Shares. The directors shall be responsible for determining the time and terms of payment of such dividend.

    (2) REPAYMENT. If, for any reason, including in the event of dissolution, liquidation or winding-up of the Company, whether or not voluntary, some or all of the assets of the Company are distributed to the shareholders, each holder of Class "E-3" Shares shall be entitled, on a PARI PASSU basis with the holders of Class "E-1," Class "E-2" and Class "E-4" Shares, in preference to the holders of Class "A," Class "B" and Class "F" Shares, but subsequent to the holders of Class "C" and Class "D" Shares, to receive payment of the redemption value (as defined in Sections (5) and (6) below) of the Class "E-3" Shares, to which shall be added the amount of any declared but unpaid dividends on the Class "E-3" Shares.

       If the assets of the Company are insufficient to pay the full amount owing to the holders of Class "E-3" Shares in accordance with the foregoing, the said holders of Class "E-3" Shares shall share the assets of the Company on a pro-rata basis according to the number of Class "E-3" Shares they hold.

    (3) ADDITIONAL PARTICIPATION. The Class "E-3" Shares shall not carry any further right to participate in the property, profits or asset surplus of the Company.

    (4) VOTING RIGHT. Subject to the provisions of the COMPANIES ACT (Quebec), the holders of Class "E-3" Shares shall not, as such, be entitled to receive notice of, attend or vote at the meetings of shareholders of the Company.

    (5) RETRACTION RIGHT. Subject to the provisions of the COMPANIES ACT (Quebec), each holder of Class "E-3" Shares shall be entitled, at any time and at such holder's discretion, upon written notice, to require the Company to redeem all or part of such holder's shares at a price equal to the redemption price plus an amount equal to any dividends declared thereon but unpaid up to the date on which such redemption is to take place; such aggregate amount shall be referred to hereinafter as the "Aggregate Redemption Price." The shares shall be redeemed in accordance with the procedure established below.

    (6) RETRACTION PROCEDURE. To exercise the retraction right set forth above, the holder of Class "E-3" Shares shall surrender to the Company, at its head office, the certificate(s) representing the Class "E-3" Shares such holder wishes to have redeemed by the Company, together with a written request indicating whether all or a specific number of shares represented by the certificate(s) shall be redeemed by the Company on the retraction date chosen by the Company (which date shall not be more than 30 days after the date on which the Company receives the written request) or on any other date on which the Company and the holder of Class "E-3" Shares may agree. The Company shall redeem the Class "E-3" Shares duly tendered in accordance with the retraction privilege set forth above at a price equal to the Aggregate Redemption Price. Surrender of the certificate(s) by a holder of Class "E-3" Shares in accordance with this Section shall be irrevocable, unless the Company fails to duly pay to such holder the Aggregate Redemption Price on or before the retraction date. If the Company fails to make such payment on or before the retraction date, the Company shall immediately thereafter return to the holder the certificate(s) the holder has surrendered. If the holder of Class "E-3" Shares tenders only part of the Class "E-3" Shares represented by the certificate(s) for the purposes of redemption in accordance with the aforementioned retraction privilege, the Company shall issue and deliver, at the Company's expense, a new certificate representing the Class "E-3" Shares that have not been tendered for redemption.

       On the retraction date, the Aggregate Redemption Price shall be paid by cheque drawn in Canadian funds, at par, on any branch in Canada of the Company's bank or by any other form of consideration deemed acceptable by the holders of Class "E-3" Shares. Once payment has been made, the Class "E-3" Shares for which payment has been made shall be redeemed. From the retraction date, the Class "E-3" Shares redeemed shall no longer entitle the holders thereof to receive any dividends or to otherwise participate in a distribution of the assets of the Company, and the holders of such shares shall no longer be entitled to exercise any other rights of holders of Class "E-3" Shares, unless payment of the Aggregate Redemption Price has not been made on the retraction date, in which case the rights of the holders of Class "E-3" Shares shall remain unchanged.

       For the purposes of this Section, the redemption price shall be, at all times (the "Relevant Time"), for any Class "E-3" Share to be redeemed, the amount equal to the aggregate consideration (calculated as provided for below) received for such share. The consideration represents the equivalent in cash or any other form of consideration deemed acceptable by the holder of Class "E-3" Shares of the fair market value of the consideration received for the Class "E-3" Shares, calculated at the time the said Class

       "E-3" Shares are issued, which calculation shall be made as soon as possible by the board of directors of the Company and, in any event, no later than 180 days following issuance thereof; however, if a holder of Class "E-3" Shares expresses disagreement with such calculation in a written notice delivered to the Secretary of the Company no later than 30 days following the date on which the Company notifies the holders of Class "E-3" Shares in writing that such calculation has been made, the calculation shall be made by the auditors of the Company or any other independent person appointed for that purpose by the board of directors of the Company. Any such calculation made by the board of directors of the Company, the auditors or any person thus appointed shall be binding upon the Company and all the holders of any class of shares of the Company.

       If, at any time after the Class "E-3" Shares have been issued, the Company, the auditors or any other independent person or any tax authority establishes that the fair market value (at the time the Class "E-3" Shares were issued), on a per share basis, of the consideration received at the time the Class "E-3" Shares were issued differs from the redemption price, the redemption price shall then be deemed to be, and to always have been, the fair market value (at the time the Class "E-3" Shares were issued), on a per share basis, of the consideration received at the time the Class "E-3" Shares were issued, as established by the Company, the auditors or any other independent person or any tax authority, as the case may be. If, before the redemption price provided for in the foregoing sentence is adjusted, the Company pays, in cash or any other form of consideration, to a holder of Class "E-3" Shares, in connection with a redemption, retraction or purchase of Class "E-3" Shares, a sum for the Class "E-3" Shares that differs from the adjusted redemption price, the holder or the Company, as the case may be, shall immediately pay to the holder or the Company, as the case may be, the difference between the amount paid in connection with the redemption, retraction or purchase and the adjusted redemption price.

       Moreover, if, at the time of the adjustment, dividends have already been declared and paid on the Class "E-3" Shares, such dividends shall be adjusted so as to reflect the adjustment to the redemption price.

    (7) RIGHT TO PURCHASE BY AGREEMENT. Subject to the provisions of the COMPANIES ACT (Quebec), the Company may, at any time, as and when it sees fit, without giving notice and without taking into consideration the other classes of shares, purchase by agreement and at the best possible price all or part of the issued and outstanding Class "E-3" Shares. However, such purchase price shall never exceed the Aggregate Redemption Price mentioned in Sections (5) and (6) above, or the book value of the net assets of the Company.

CLASS "E-4" SHARES: The number of Class "E-4" Shares is unlimited; Class "E-4" Shares shall have no par value and shall carry the following rights, privileges, conditions and restrictions:

    (1) DIVIDEND. Where the Company declares a dividend, each holder of Class "E-4" Shares shall be entitled to receive up to and not exceeding the declared dividend, on a PARI PASSU basis with the holders of Class "E-1," Class "E-2" and Class "E-3" Shares, in preference to the holders of Class "A," Class "B" and Class "F" Shares, but subsequent to the holders of Class "D" Shares and from the funds set aside for payment of dividends, a maximum non-cumulative preferential monthly dividend at the rate of two percent (2%) per month, calculated on the redemption value (as defined in Sections (5) and (6) below) of the Class "E-4" Shares. The directors shall be responsible for determining the time and terms of payment of such dividend.

    (2) REPAYMENT. If, for any reason, including in the event of dissolution, liquidation or winding-up of the Company, whether or not voluntary, some or all of the assets of the Company are distributed to the shareholders, each holder of Class "E-4" Shares shall be entitled, on a PARI PASSU basis with the holders of Class "E-1," Class "E-2" and Class "E-3" Shares, in preference to the holders of Class "A," Class "B" and Class "F" Shares, but subsequent to the holders of Class "C" and Class "D" Shares, to receive payment of the redemption value (as defined in Sections (5) and (6) below) of the Class "E-4" Shares, to which shall be added the amount of any declared but unpaid dividends on the Class "E-4" Shares.

       If the assets of the Company are insufficient to pay the full amount owing to the holders of Class "E-4" Shares in accordance with the foregoing, the said holders of Class "E-4" Shares shall share the assets of the Company on a pro-rata basis according to the number of Class "E-4" Shares they hold.

    (3) ADDITIONAL PARTICIPATION. The Class "E-4" Shares shall not carry any further right to participate in the property, profits or asset surplus of the Company.

    (4) VOTING RIGHT. Subject to the provisions of the COMPANIES ACT (Quebec), the holders of Class "E-4" Shares shall not, as such, be entitled to receive notice of, attend or vote at the meetings of shareholders of the Company.

    (5) RETRACTION RIGHT. Subject to the provisions of the COMPANIES ACT (Quebec), each holder of Class "E-4" Shares shall be entitled, at any time and at such holder's discretion, upon written notice, to require the Company to redeem all or part of such holder's shares at a price equal to the redemption price plus an amount equal to any dividends declared thereon but unpaid up to the date on which such redemption is to take place; such aggregate amount shall be referred to hereinafter as the "Aggregate Redemption Price." The shares shall be redeemed in accordance with the procedure established below.

    (6) RETRACTION PROCEDURE. To exercise the retraction right set forth above, the holder of Class "E-4" Shares shall surrender to the Company, at its head office, the certificate(s) representing the Class "E-4" Shares such holder wishes to have redeemed by the Company, together with a written request indicating whether all or a specific number of shares represented by the certificate(s) shall be redeemed by the Company on the retraction date chosen by the Company (which date shall not be more than 30 days after the date on which the Company receives the written request) or on any other date on which the Company and the holder of Class "E-4" Shares may agree. The Company shall redeem the Class "E-4" Shares duly tendered in accordance with the retraction privilege set forth above at a price equal to the Aggregate Redemption Price. Surrender of the certificate(s) by a holder of Class "E-4" Shares in accordance with this Section shall be irrevocable, unless the Company fails to duly pay to such holder the Aggregate Redemption Price on or before the retraction date. If the Company fails to make such payment on or before the retraction date, the Company shall immediately thereafter return to the holder the certificate(s) the holder has surrendered. If the holder of Class "E-4" Shares tenders only part of the Class "E-4" Shares represented by the certificate(s) for the purposes of redemption in accordance with the aforementioned retraction privilege, the Company shall issue and deliver, at the Company's expense, a new certificate representing the Class "E-4" Shares that have not been tendered for redemption.

       On the retraction date, the Aggregate Redemption Price shall be paid by cheque drawn in Canadian funds, at par, on any branch in Canada of the Company's bank or by any other form of consideration deemed acceptable by the holders of Class "E-4" Shares. Once payment has been made, the Class "E-4" Shares for which payment has been made shall be redeemed. From the retraction date, the Class "E-4" Shares redeemed shall no longer entitle the holders thereof to receive any dividends or to otherwise participate in a distribution of the assets of the Company, and the holders of such shares shall no longer be entitled to exercise any other rights of holders of Class "E-4" Shares, unless payment of the Aggregate Redemption Price has not been made on the retraction date, in which case the rights of the holders of Class "E-4" Shares shall remain unchanged.

       For the purposes of this Section, the redemption price shall be, at all times (the "Relevant Time"), for any Class "E-4" Share to be redeemed, the amount equal to the aggregate consideration (calculated as provided for below) received for such share. The consideration represents the equivalent in cash or any other form of consideration deemed acceptable by the holder of Class "E-4" Shares of the fair market value of the consideration received for the Class "E-4" Shares, calculated at the time the said Class "E-4" Shares are issued, which calculation shall be made as soon as possible by the board of directors of the Company and, in any event, no later than 180 days following issuance thereof; however, if a holder of Class "E-4" Shares expresses disagreement with such calculation in a written notice delivered to the Secretary of the Company no later than 30 days following the date on which the Company notifies the holders of Class "E-4" Shares in writing that such calculation has been made, the calculation shall be made by the auditors of the Company or any other independent person appointed for that purpose by the board of directors of the Company. Any such calculation made by the board of directors of the Company, the auditors or any person thus appointed shall be binding upon the Company and all the holders of any class of shares of the Company.

       If, at any time after the Class "E-4" Shares have been issued, the Company, the auditors or any other independent person or any tax authority establishes that the fair market value (at the time the Class "E-4" Shares were issued), on a per share basis, of the consideration received at the time the Class "E-4" Shares were issued differs from the redemption price, the redemption price shall then be deemed to be, and to always have been, the fair market value (at the time the Class "E-4" Shares were issued), on a per share basis, of the consideration received at the time the Class "E-4" Shares were issued, as established by the Company, the auditors or any other independent person or any tax authority, as the case may be. If, before the redemption price provided for in the foregoing sentence is adjusted, the Company pays, in cash or any other form of consideration, to a holder of Class "E-4" Shares, in connection with a redemption, retraction or purchase of Class "E-4" Shares, a sum for the Class "E-4" Shares that differs from the adjusted redemption price, the holder or the Company, as the case may be, shall immediately pay to the holder or the Company, as the case may be, the difference between the amount paid in connection with the redemption, retraction or purchase and the adjusted redemption price.

       Moreover, if, at the time of the adjustment, dividends have already been declared and paid on the Class "E-4" Shares, such dividends shall be adjusted so as to reflect the adjustment to the redemption price.

    (7) RIGHT TO PURCHASE BY AGREEMENT. Subject to the provisions of the COMPANIES ACT (Quebec), the Company may, at any time, as and when it sees fit, without giving notice and without taking into consideration the other classes of shares, purchase by agreement and at the best possible price all or part of the issued and outstanding Class "E-4" Shares. However, such purchase price shall never exceed the Aggregate Redemption Price mentioned in Sections (5) and (6) above, or the book value of the net assets of the Company.

CLASS "F" SHARES: The number of Class "F" Shares is unlimited; Class "F" Shares shall have no par value and shall carry the following rights, privileges, conditions and restrictions:

    (1) DIVIDEND. Where the Company declares a dividend, the holders of Class "F" Shares shall be entitled to receive up to and not exceeding the declared dividend, in preference to the holders of Class "A" and Class "B" Shares, but subsequent to the holders of Class "D," Class "E-1," Class "E-2," Class "E-3" and Class "E-4" Shares and from the funds set aside for payment of dividends, a non-cumulative preferential annual dividend of one dollar ($1.00) per share; the directors shall be responsible for determining the time and terms of payment of such dividends.

    (2) REPAYMENT. If, for any reason, including in the event of dissolution, liquidation or winding-up of the Company, whether or not voluntary, the assets of the Company are distributed, the holders of Class "F" Shares shall be entitled, in preference to the holders of Class "A" and Class "B" Shares, but subsequent to the holders of Class "C," Class "D," Class "E-1," Class "E-2," Class "E-3" and Class "E-4" Shares, to reimbursement of the amount paid for such shares into the subdivision of the issued and paid-up share capital account relating to the Class "F" Shares, to which shall be added the amount of any declared but unpaid dividends on the Class "F" Shares.

    (3) ADDITIONAL PARTICIPATION. The Class "F" Shares shall not carry any further right to participate in the property, profits or asset surplus of the Company.

    (4) VOTING RIGHT. Subject to the provisions of the COMPANIES ACT (Quebec), the holders of Class "F" Shares shall not, as such, be entitled to receive notice of, attend or vote at the meetings of shareholders of the Company.

    (5) RETRACTION RIGHT. Subject to the provisions of Section 123.54 of the COMPANIES ACT (Quebec), the holders of Class "F" Shares shall be entitled, at any time and upon written request, to require the Company to redeem all or part of their shares at a price equal to the amount paid for the said shares into the subdivision of the issued and paid-up share capital account relating to the Class "F" Shares, to which shall be added the amount of any declared but unpaid dividends on the Class "F" Shares. The Company shall redeem the shares upon receipt of the request for redemption and, from such date, shall have thirty

       (30) days to pay the redemption price of the Class "F" Shares to the former holder thereof. Where the provisions of Section 123.54 of the COMPANIES ACT (Quebec) prevent the Company from doing so within the aforesaid time limit, the Company shall pay a first portion of the redemption price within the thirty (30) days set forth above and any outstanding balance as soon as it may legally do so.

       The Class "F" Shares redeemed at the request of a shareholder shall be cancelled on the date of redemption, and, pursuant to the provisions of
       Section 123.51 of the COMPANIES ACT (Quebec), the Company shall reduce the subdivision of its issued and paid-up share capital account relating to the Class "F" Shares.

    (6) RIGHT TO PURCHASE. Subject to the provisions of Section 123.56 of the COMPANIES ACT (Quebec), the Company may, as and when it sees fit, without giving notice and without taking into consideration the other classes of shares, purchase by agreement and at the best possible price all or part of the outstanding Class "F" Shares; however, such purchase price shall never exceed the redemption price mentioned in Section (5) above.

       The Class "F" Shares purchased shall be automatically cancelled on the date of purchase, and, pursuant to the provisions of Section 123.51 of the COMPANIES ACT (Quebec), the Company shall reduce the subdivision of its issued and paid-up share capital account relating to the Class "F" Shares.

CLASS "G" SHARES: The number of Class "G" Shares is unlimited; Class "G" Shares shall have no par value and shall carry the following rights, privileges, conditions and restrictions:

    (1) DIVIDEND. Where the Company declares a dividend, the holders of Class "G" Shares shall be entitled to receive up to and not exceeding the declared dividend, in preference to the holders of any other class of shares of the Company, a cumulative preferential semi-annual dividend at the rate of 11.25% per annum per share, calculated on the Redemption Price (as defined in Section (6) below) of the Class "G" Shares.

       All dividends declared on the Class "G" Shares shall be payable semi-annually on a cumulative basis on the 20th day of the months of June and December in each year, at such place as the directors of the Company may determine from time to time, in cash or by certified cheque, bank draft or wire transfer, provided that in respect of any payment of dividends denominated in a currency other than Canadian, the applicable exchange rate be that published by the Bank of Canada in effect on the date of payment.

       The holders of Class "G" Shares shall be entitled to receive only the aforementioned dividends. No dividends may be paid on any shares ranking junior to the Class "G" Shares, unless all dividends that have become payable on the Class "G" Shares have been paid or set aside for payment.

    (2) LIQUIDATION OR WINDING-UP. In the event of the liquidation, winding-up, dissolution or reorganization of the Company or any other distribution of its assets among its shareholders for the purpose of winding up its affairs, whether voluntarily or involuntarily, the holders of Class "G" Shares shall be entitled to receive, in preference to the holders of any other class of shares of the Company, an amount equal to the Redemption Price (as defined below) for each Class "G" Share held and any accrued but unpaid dividends on such shares.

    (3) VOTING RIGHT. The holders of Class "G" Shares shall not be entitled to receive notice of, attend or vote at the meetings of shareholders of the Company, unless the Company has failed to pay eight (8) semi-annual dividends on the Class "G" Shares, whether or not consecutive. In that event and only so long as the said dividends remain in arrears, the holders of Class "G" Shares shall be entitled to receive notice of, attend and vote at the meetings of shareholders of the Company, except meetings at which only the holders of another specified series or class of shares are entitled to vote. At each such meeting, each Class "G" Share shall entitle the holder thereof to one (1) vote.

    (4) RETRACTION RIGHT. Each holder of Class "G" Shares shall be entitled, at such holder's discretion, upon prior written notice of not less than one
       (1) business day to the Company, to require the Company to redeem all or part of such holder's Class "G" Shares for an aggregate amount equal to the Redemption Price (as defined below) and any accrued but unpaid dividends on such shares, payable, subject to the provisions of the Act in this regard, upon presentation and surrender by such holder of Class "G" Shares of the certificates representing such number of Class "G" Shares to be redeemed (the date on which such presentation and surrender occur being the "Retraction Date"). As of the Retraction Date, the Class "G" Shares shall be considered redeemed, and the Company shall pay to such holder of Class "G" Shares the Redemption Price (as defined below) and any accrued but unpaid dividends on such shares, in the manner described in Section (6). In the event the Company is unable to pay the Redemption Price of the Class "G" Shares on the Retraction Date, it shall forthwith give the holder of Class "G" Shares written notice thereof.

    (5) REDEMPTION RIGHT. The Company shall be entitled, at its discretion, subject to the provisions of the Act in this regard, to redeem at any time all or from time to time part of the Class "G" Shares then outstanding upon giving notice as hereinafter provided, on payment to the holders of the Class "G" Shares of an aggregate amount equal to the Redemption Price (as defined below) and any accrued but unpaid dividends on such Class "G" Shares being redeemed. In the case of partial redemption, the Class "G" Shares to be redeemed shall be selected
       PRO RATA among the holders of all Class "G" Shares then outstanding, except that, with the consent of all the holders of Class "G" Shares, the shares to be redeemed may be selected in any other manner.

       The Company shall, at least one (1) business day prior to the date fixed for redemption (the "Redemption Date"), give written notice, to each then registered holder of Class "G" Shares, of the Company's intention to redeem such shares. Such notice shall set out the date and the place at which the redemption is to take place and where payment is to occur and, in the case of partial redemption, the number of shares to be redeemed from each such holder of Class "G" Shares. If notice of redemption is given as aforesaid and an amount sufficient to redeem the Class "G" Shares called for redemption is deposited with the Company's bankers or at any other place or places specified in the notice, on or before the Redemption Date, the holders of Class "G" Shares shall, after the Redemption Date, have no right in or against the Company, except the right to receive payment of the Redemption Price and any accrued but unpaid dividends on such Class "G" Shares being redeemed, in the manner described in Section (6), upon presentation and surrender of the certificates representing such number of shares to be redeemed.

    (6) REDEMPTION PRICE. The Redemption Price of the Class "G" Shares shall be an amount equal to $1,000 per Class "G" Share being redeemed. The Redemption Price may be paid in cash, or by certified cheque, bank draft or wire transfer, or by the delivery of assets having equivalent value, provided that in respect of any such payment denominated in a currency other than Canadian, for the purposes of this Section (6), the applicable exchange rate shall be that published by the Bank of Canada in effect on the date of payment.

                               * * * * * * * * *

                                  SCHEDULE II

                                RELATING TO THE

                        RESTRICTIONS ON SHARE TRANSFERS

No shares of the Company shall be transferred without the consent of the directors, to be evidenced by a resolution of the board of directors. However, such consent may be given after the transfer is registered in the books of the Company, in which case it shall be valid and take effect retroactively on the date the share transfer was registered.

                                  SCHEDULE III

                                  RELATING TO

                                OTHER PROVISIONS

1. The number of shareholders of the Company is limited to fifty, less those who are or have been employees of the Company or a subsidiary; two or more persons who together hold one or more shares shall be considered a single shareholder.

2.  The Company is prohibited from making any initial public offering.

3.  The directors may, if they deem fit:

    (a) borrow money upon the credit of the Company;

    (b) issue bonds or other securities of the Company and pledge or sell the same, at such price and for such sums as may be deemed expedient;

    (c) mortgage or hypothecate the movable and immovable property or pledge or otherwise charge any of the movable property of the Company.

    Nothing in the foregoing provisions shall limit or restrict the borrowing of money by the Company on bills of exchange or promissory notes made, drawn, accepted or endorsed by or on behalf of the Company.

                         LES PROPRIETES SUPERCLUB INC.
                                (the "Company")

                BY-LAW AUTHORIZING THE AMENDMENT OF THE ARTICLES
                                 OF THE COMPANY

                                     being

                              BY-LAW NUMBER 2004-2

BE IT ENACTED AND IT IS HEREBY ENACTED AS BY-LAW NO. 2004-2 OF THE COMPANY AS
FOLLOWS:

    1. This by-law authorizes the abrogation of By-laws No. 1 and 2 of the Company and replacement thereof by General By-laws No. 1 to 8 and General Borrowing By-law No. 9.

    2. Pursuant to this by-law, the President and the Secretary of the Company are authorized and instructed and have the power to sign this by-law for and on behalf of the Company and their signature hereto shall be deemed conclusive evidence of the approval of this by-law by the board of directors and the sole shareholder of the Company.

By-law number 2004-2, adopted and signed on July 12, 2004.

/s/ RICHARD SOLY                                          /s/ CLAUDINE TREMBLAY
------------------------------------------                ------------------------------------------
Richard Soly                                              Claudine Tremblay
President                                                 Secretary